Fund/Ticker
Fidelity® Value Discovery K6 Fund/FDVKX

Summary Prospectus
September 29, 2023

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at www.fidelity.com/workplacedocuments. You can also get this information at no cost by calling 1-800-835-5095 or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated September 29, 2023 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund:
Fidelity® Value Discovery K6 Fund

Investment Objective

Fidelity® Value Discovery K6 Fund seeks capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.45%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.45%
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$46
3 years	$144
5 years	$252
10 years	$567

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing primarily in common stocks.
  Investing in securities of companies that Fidelity Management & Research Company LLC (FMR) believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks).
  Investing in domestic and foreign issuers.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.
Principal Investment Risks
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  "Value" Investing.
"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance is not an indication of future performance.
Visit www.401k.com and log in for more recent performance information.

Year-by-Year Returns

2018	2019	2020	2021	2022
-9.31%	24.16%	7.86%	25.10%	-3.18%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	18.19%	December 31, 2020
Lowest Quarter Return	-26.67%	March 31, 2020
Year-to-Date Return	0.42%	June 30, 2023

Average Annual Returns

For the periods ended December 31, 2022	Past 1 year	Past 5 years	Life of fund A
Fidelity® Value Discovery K6 Fund	-3.18%	8.03%	8.85%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	-7.98%	6.50%	7.58%

AFrom May 25, 2017.

Investment Adviser
FMR (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Sean Gavin (Portfolio Manager) has managed the fund since 2017.
Purchase and Sale of Shares
Shares generally are available only to certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans generally include profit sharing, 401(k), 403(b), 457(b), defined benefit, retiree health savings plans, and similar plans, but generally do not include: retail retirement or non-retirement accounts; Individual Retirement Accounts (IRAs) (such as traditional, Roth, SEP, SARSEP, and SIMPLE IRAs); Coverdell Education Savings Accounts; individual 403(b) accounts that are not part of an employer's 403(b) plan; plans investing through the Fidelity Advisor® 403(b) program; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or qualified tuition programs. Plan participants may purchase shares only if shares are eligible for sale and available through their plan.
You may buy or sell shares in various ways:
Internet
www.401k.com
Phone
For Individual Accounts (investing through a retirement plan sponsor or other institution), refer to your plan materials or contact that institution directly.
For Retirement Plan Level Accounts:
Corporate Clients 1-800-962-1375
"Not for Profit" Clients 1-800-343-0860
Mail
Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015
TDD - Service for the Deaf and Hearing Impaired
1-800-544-0118
The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Currently, the Board of Trustees of the fund has not authorized such payments for shares of the fund. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.
1.9881211.110	FVDK6-SUM-0923